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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 1996



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                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


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


         Delaware                       1-8597                         94-2657368
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)
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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.   Other Events.

On October 29, 1996, The Cooper Companies, Inc. (the "Company") issued a press release announcing that it expects to exceed its previously announced earnings estimate for fiscal 1996. The Company also announced its initial earnings estimates for fiscal 1997. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.   Financial Statements and Exhibits.

          (c) Exhibits.

Exhibit
  No.     Description
-----     -----------
 99.1     Press Release dated October 29, 1996 of The Cooper Companies, Inc.

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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE COOPER COMPANIES, INC.

                                   By   /s/ Stephen C. Whiteford
                                      ---------------------------------
                                             Stephen C. Whiteford
                                              Vice President and
                                             Corporate Controller
                                        (Principal Accounting Officer)

Dated:  October 30, 1996


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                          EXHIBIT INDEX



Exhibit                                                            Sequentially
  No.     Description                                             Numbered Page
------    -----------                                             -------------
 99.1     Press Release dated October 29, 1996 of The Cooper
          Companies, Inc.





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